Exhibit 10.1
RELÌV INTERNATIONAL, INC.
2,300,000 Shares*
Common Stock
($0.001 par value per share)

Underwriting Agreement
April 5, 2006
Canaccord Adams Inc.
Avondale Partners, LLC
The Seidler Companies Incorporated
as Representatives of the several
Underwriters named in Schedule I hereto
c/o Canaccord Adams Inc.
99 High Street, 11th Floor
Boston, Massachusetts 02110
     Dear Sirs:
     Relìv International, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (collectively, the “Underwriters”) an aggregate of 2,300,000 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 2,000,000 shares and, at the election of the Underwriters, up to 300,000 additional shares of Common Stock (as and to the extent indicated in Schedule II hereto). The aggregate of 2,000,000 shares to be sold by the Company and the Selling Stockholders is herein called the “Firm Shares” and the aggregate of 300,000 additional shares to be sold by certain of the Selling Stockholders is herein called the “Optional Shares.” The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Shares.”
     1. Representations and Warranties.
          (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:
               (i) A registration statement on Form S-3 (File No. 333-131974) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement including any pre-effective amendments thereto and any post-effective amendments thereto, each in the form heretofore delivered to Canaccord Adams Inc. and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, delivered to Canaccord

*	Includes 300,000 shares subject to an option to purchase additional shares to cover over-allotments.

Adams Inc. for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits to the foregoing (including any exhibits incorporated by reference) and (i) including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof or the Rule 462(b) Registration Statement, if any, at the time it became effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of such Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; the term “Pricing Prospectus” as used herein means the Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(ii) hereof); any reference herein to “Issuer Free Writing Prospectus” refers to any “issuer free writing prospectus” as defined in Rule 433 under the Act; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be;
               (ii) For the purposes of this Agreement, the “Applicable Time” is 4:00 p.m. (Eastern Time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, if any, and other documents listed on Schedule III(a) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus listed on Schedule III(b) hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Canaccord Adams Inc. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               (iii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Canaccord Adams Inc. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;
               (iv) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
               (v) The Registration Statement and all Preliminary Prospectuses conform, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement, any Preliminary Prospectus and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, as of the applicable filing date as to any Preliminary Prospectus, and as of the applicable filing date and the applicable Time of Delivery (as hereinafter defined) as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of any Preliminary Prospectus or the Prospectus or any supplement thereto, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Canaccord Adams Inc. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;
               (vi) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described in, filed as exhibits to, or incorporated by reference in the Registration Statement, as required; the contracts so described in the Pricing Prospectus and the Prospectus to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable against the Company or its subsidiaries in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and, to the Company’s knowledge, such contracts are enforceable in accordance with their respective terms by the Company against the other parties thereto, except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally, (y) general principles of equity, whether considered in a proceeding at law or in equity and (z) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and such contracts are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the best of the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that will not result in a material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole;
               (vii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is in each case material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, and (ii) the Company or its subsidiaries have not entered into material transaction or incurred any material obligation outside of the ordinary course of business, otherwise than as set forth in the Pricing Prospectus;
               (viii) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all other tangible properties and assets described in the Pricing Prospectus as owned by it, in each case free and clear of all liens, charges, claims, encumbrances or restrictions, except such as (i) are described in the Pricing Prospectus or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted;
               (ix) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Pricing Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not result in any material liability or disability to the Company or such subsidiary;
               (x) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained or incorporated by reference in the Pricing Prospectus and the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company (i) have been duly and validly authorized and issued, are fully paid and non-assessable and (ii) except as disclosed in the Pricing Prospectus and the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Pricing Prospectus and the Prospectus and the consolidated financial statements of the Company, and the related notes thereto, contained or incorporated by reference in the Pricing Prospectus and the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company’s stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Pricing Prospectus and the Prospectus accurately and fairly presents the information required by the Act and the published rules and regulations of the Commission thereunder to be shown with respect to such plans, options and rights;
               (xi) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Stock contained or incorporated by reference in the Pricing Prospectus and the Prospectus; no preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement; no stockholder of the Company has any right, which has not been waived, to require the Company to register the sale of any shares of capital stock owned by such stockholder under the Act in the public offering contemplated by this Agreement; and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;
               (xii) The Company has full corporate power and authority to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

               (xiii) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company as currently in effect or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (“NASD”) in connection with the purchase and distribution of the Shares by the Underwriters;
               (xiv) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
               (xv) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;
               (xvi) Except as disclosed in the Pricing Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body;
               (xvii) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit;
               (xviii) The Company and its subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, including, without limitation, those relating to occupational safety and health, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, those relating to the storage, handling or transportation of hazardous or toxic materials (collectively, “Environmental Laws”) and (ii) are in compliance with all terms and conditions of any such permit, license or approval. The Company, in its reasonable judgment, has concluded that any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to result in a material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole;
               (xix) Ernst & Young LLP, who have audited certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and have been appointed by an Audit Committee comprised entirely of independent directors of the Board of Directors of the Company;
               (xx) The consolidated financial statements and schedules of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Pricing Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis as certified by the independent public accountants named in paragraph above; no other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement; and the selected financial data set forth in the Pricing Prospectus under the captions “Capitalization,” “Selected Consolidated Financial Data” and “Prospectus Summary—Summary Consolidated Financial Data” fairly present the information set forth therein on the basis stated in the Registration Statement;
               (xxi) The Company owns, or possesses and/or has been granted valid and enforceable licenses for, all registered patents, patent applications, trademarks, trademark applications, tradenames, servicemarks and copyrights necessary to the conduct of its business as such business is described in the Pricing Prospectus (collectively, the “Registered Intellectual Property”). The Company has no knowledge of any material infringement or misappropriation by third parties of (a) any of the Registered Intellectual Property, or (b) any material inventions, manufacturing processes, formulae, trade secrets, know-how, unregistered trademarks, and other intangible property and assets necessary to the conduct of its business as such business is described in the Pricing Prospectus (collectively, the “Other Intellectual Property,” and together with the Registered Intellectual Property, the “Intellectual Property”), nor is there any pending or, to the best knowledge of the Company, threatened material action, suit, proceeding or claim by others challenging the Company’s rights of title or other interest in or to any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the

Company, threatened material action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the Company, threatened material action, suit, proceeding or claim by others that the Company or any of its products or processes or the Intellectual Property infringe or otherwise violate any patent, trademark, servicemark, copyright, trade secret or other proprietary right of others and the Company is unaware of any facts which would form a reasonable basis for any such claim. The Company is not aware of (i) any grounds for an interference proceeding before the United States Patent and Trademark Office in relation to any of the patents or patent applications currently owned by the Company, or (ii) any facts which would bar the grant of a patent from each of the patent applications described in the Pricing Prospectus. There is no pending or, to the best knowledge of the Company, threatened action, suit proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or other intellectual property right or compensation from the Company for any invention or other intellectual property right made by such employee, consultant or agent in the course of his/her employment with the Company or otherwise. There is no act or omission by the Company or its agents or representatives of which the Company has knowledge that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid. Each of the Pricing Prospectus fairly and accurately describes in all material respects the Company’s rights with respect to the Intellectual Property;
               (xxii) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, each of which has been true and correct in all material respects, and have paid all taxes shown as due thereon; and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries;
               (xxiii) The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
               (xxiv) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;
               (xxv) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, any foreign government or any respective jurisdiction thereof;
               (xxvi) The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
               (xxvii) The Common Stock of the Company has been registered pursuant to Section 12(g) of the Exchange Act and the Company is not required to take any further action for the inclusion of the Shares on the Nasdaq National Market;
               (xxviii) There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Pricing Prospectus which have not been described as required;
               (xxix) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;
               (xxx) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
               (xxxi) The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have duly made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct as of the respective dates thereof. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established;
               (xxxii) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder that are then in effect, is implementing the provisions thereof in accordance thereof, and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon the effectiveness of such provisions;

               (xxxiii) As the time of filing of the Registration Statement, the Company was not, and the Company on the date of this Agreement is not, an “ineligible issuer” as defined in Rule 405 under the Act;
               (xxxiv) Without the prior consent of Canaccord Adams Inc., the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; and any free writing prospectuses, the use of which have been consented to by the Company and Canaccord Adams Inc., are listed on Schedule III(a) or III(b) hereto;
               (xxxv) The Company has complied and will comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;
               (xxxvi) The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Act) in connection with the offering of the Shares will not be required to be filed pursuant to the Act and the rules and regulations adopted by the Commission thereunder; and
               (xxxvii) Except as otherwise disclosed in the Pricing Prospectus, the Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
          (b) Representations, Warranties and Covenants of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:
               (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
               (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Trust Agreement or Declaration of Trust of such Selling Stockholder if such Selling Stockholder is a trust, the Certificate of Formation or Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;
               (iii) Such Selling Stockholder has, and immediately prior to each Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, such Selling Stockholder will transfer to the several Underwriters, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims;
               (iv) Such Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Pricing Prospectus;
               (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), such Selling Stockholder will not, without the prior written consent of Canaccord Adams Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or any such securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause

(i) or (ii) above, except the sale of shares by the Selling Stockholder hereunder; provided, however, that if (a) during the period that begins on the date that is 17 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this clause (v) shall continue to apply until the expiration of the date that is 18 calendar days after the date of such issuance of the earnings release or the material news or the material event occurs;
               (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
               (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Registration Statement and Preliminary Prospectus did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
               (viii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to Canaccord Adams Inc. prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
               (ix) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Underwriters (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to American Stock Transfer & Trust Company, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to Canaccord Adams Inc. (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

               (x) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable to the extent provided thereunder, subject to the terms and conditions of this Agreement; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders, subject to and in accordance with, the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;
               (xi) Such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD; and
               (xii) Neither the Selling Stockholders nor any person acting on behalf of the Selling Stockholders (other than, if applicable, the Company and the Underwriters) has used or referred or will use or refer to any “free writing prospectus” as defined in Rule 405 under the Act, relating to the Shares.
     2. Shares Subject to Sale. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions of this Agreement:
     (a) The Company and each of the Selling Stockholders agree, severally and not jointly (in accordance with the allocation set forth in Schedule II hereto), to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at the First Time of Delivery, at a purchase price per share of $10.575, the number of Firm Shares (to be adjusted by Canaccord Adams Inc. so as to eliminate fractional shares) determined in each case by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder; and
     (b) In the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, certain of the Selling Stockholders (as and to the extent indicated in Schedule II hereto) agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Stockholders, at the Second Time of Delivery, at the purchase price per share set forth in clause (a) of this Section 2, that number of Optional Shares determined by multiplying the number of Optional Shares as to which such election shall have been exercised (to be adjusted by Canaccord Adams Inc. so as to eliminate fractional shares) by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
     The certain Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 300,000 Optional Shares, at the purchase price per share set forth in clause (a) of this Section 2, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by each Selling Stockholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice (the “Election Notice”) from Canaccord Adams Inc. to the Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by Canaccord Adams Inc. but in no event earlier than the First Time of Delivery or, unless Canaccord Adams Inc. and the Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     3. Offering. Upon the authorization by Canaccord Adams Inc. of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
     4. Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Canaccord Adams Inc. may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to Canaccord Adams Inc. for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds to the account specified by the Company and the Custodian, as their interests may appear, all at the office of Canaccord Adams Inc., 99 High Street, Boston, Massachusetts 02110. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on April 11, 2006 or such other time and date as Canaccord Adams Inc. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Boston time, on the date specified by Canaccord Adams Inc. in the Election Notice, or at such other time and date as Canaccord Adams Inc. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.” Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such location as Canaccord Adams Inc. may specify. If the Underwriters so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by Canaccord Adams Inc.
     5. Covenants of the Company. The Company agrees with each of the Underwriters:
          (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the rules and regulations of the Commission under the Act, to make no further amendment or any supplement to the Registration Statement, the Pricing Prospectus or Prospectus which shall be reasonably disapproved by Canaccord Adams Inc. promptly giving reasonable notice thereof; to advise Canaccord Adams Inc., promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Pricing Prospectus or the Prospectus or any amended Pricing Prospectus or Prospectus has been filed and to furnish Canaccord Adams Inc. copies thereof; to advise Canaccord Adams Inc., promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Pricing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
          (b) The Company will file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act;
          (c) Promptly, from time to time, to take such action as Canaccord Adams Inc. may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as Canaccord Adams Inc. may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (d) To furnish the Underwriters with copies of each Issuer Free Writing Prospectus, any Preliminary Prospectus and the Prospectus in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify Canaccord Adams Inc. and upon Canaccord Adams Inc.’s request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriters request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Underwriters may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
          (e) To make generally available to its security holders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the full fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
          (f) During the Lock-Up Period, will not, without the prior written consent of Canaccord Adams Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable for Common Stock, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or any such securities, in cash or otherwise, or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above, except (A) the registration of Shares and the sale of Shares to the Underwriters pursuant to this Agreement, (B) the issuance of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, and (C) the issuance of employee stock options and distributor warrants not exercisable during the Lock-Up Period pursuant to stock option or warrant plans described in the Registration Statement; provided, however, that if (I) during the period that begins on the date that is 17 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (II) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this clause (f) shall continue to apply until the expiration of the date that is 18 calendar days after the date of such issuance of the earnings release or the material news or the material event occurs;

          (g) Not to grant options to purchase shares of Common Stock which would become exercisable during a period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus;
          (h) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and to make available (within the meaning of Rule 158(b) under the Act) as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;
          (i) During a period of five years from the effective date of the Registration Statement, to furnish to the Underwriters upon request copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to the Underwriters as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its stockholders generally or to the Commission);
          (j) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” and in a manner such that the Company will not become an “investment company” as that term is defined in the Investment Company Act;
          (k) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised within 90 days from the date of the Prospectus;
          (l) To use its best efforts to list for quotation, subject to notice of issuance, the Shares on the Nasdaq National Market System;
          (m) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
          (n) To give prompt notice to Canaccord Adams Inc. if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, and, if requested by Canaccord Adams Inc., to prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; and
          (o) If the Company elects to rely upon rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M.

(Eastern Time), on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
     6. Expenses. The Company and each of the Selling Stockholders covenant and agree with one and another and the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of each Issuer Free Writing Prospectus and the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto, including the work of the Underwriters’ counsel with respect to the drafting and preparation of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing any Agreement Among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses and filing fees in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof and securing any required review by the NASD of the terms of the sale of the Shares, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and review and in connection with the Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Shares with the Nasdaq National Market; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder’s pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b)(iii) of the preceding sentence, Canaccord Adams Inc. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Canaccord Adams Inc. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, except (y) as provided in this Section, Section 8 and Section 11 hereof and stock transfer taxes on resale of any of the Shares by them and (z) for any other expenses aggregating in excess of $250,000 (which will be paid by the Company), including all advertising, mailing, telephone, road show, travel or other costs incurred by the Underwriters in connection with the marketing of the public offering contemplated by this Agreement. The Underwriters currently anticipate expenses pursuant to Section 6(z) not to exceed $400,000.
     7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:
          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; and all requests for additional information on the part of the Commission shall have been complied with to Canaccord Adams Inc.’s reasonable satisfaction;
          (b) O’Melveny & Myers LLP, counsel to the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Pricing Disclosure Package, the Prospectus and other related matters as the Underwriters may reasonably request;
          (c) Vanasco, Genelly & Miller, counsel to the Company, shall have furnished to the Underwriters their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex I hereto;
          (d) Stephen M. Merrick, Senior Vice President and General Counsel to the Company, shall have furnished to the Underwriters his written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex II hereto;
          (e) Vanasco, Genelly & Miller, counsel to each of the Selling Stockholders, as indicated in Schedule II hereto shall have furnished to the Underwriters their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex III hereto;
          (f) On the date hereof and also at each Time of Delivery, Ernst & Young LLP, shall have furnished to the Underwriters a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex IV hereto;
          (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock (other than issuances of

Common Stock pursuant to Company stock option and stock purchase plans described in the Registration Statement and the Pricing Prospectus) or long-term debt of the Company or any material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the sole judgment of Canaccord Adams Inc. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (h) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, the Nasdaq National Market, the American Stock Exchange or in the over-the-counter market by the NASD, or trading in securities generally shall have been suspended on the New York Stock Exchange, the Nasdaq National Market, the American Stock Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities, (ii) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, (iii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq National Market, (iv) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the sole judgment of Canaccord Adams Inc., to affect materially and adversely the marketability of the Shares or (v) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the sole judgment of Canaccord Adams Inc., has materially and adversely affected the Company’s business or earnings and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (i) The Shares to be sold at such Time of Delivery shall have been accepted for quotation, subject to notice of issuance, on the Nasdaq National Market System;
          (j) Each director and executive officer of the Company, other than a Selling Stockholder, shall have executed and delivered to the Underwriters agreements in which such person undertakes that, during the Lock-Up Period, such person will not, without the prior written consent of Canaccord Adams Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of

Common Stock or any such securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) above; provided, however, that if (a) during the period that begins on the date that is 17 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this clause (v) shall continue to apply until the expiration of the date that is 18 calendar days after the date of such issuance of the earnings release or the material news or the material event occurs;
          (k) The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Underwriters at such Time of Delivery certificates of officers of the Company, in their capacities as such, and of the Selling Stockholders, respectively, satisfactory to Canaccord Adams Inc., as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders, of all of their obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Underwriters may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as Canaccord Adams Inc. may reasonably request.
     8. Indemnification and Contribution.
          (a) The Company and each of the Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any “road show” (as defined in Rule 433 under the Act) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or any “free writing prospectus” (as defined in Rule 405 under the Act), prepared by or on behalf of any Selling Stockholder or used or referred to by any Selling Stockholder in connection with the offering of the Shares in violation of Section 2.(k) hereof (a “Selling Stockholder Free Writing Prospectus”), or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of any Preliminary Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, a Non-Prospectus Road Show or a Selling Stockholder Free Writing Prospectus, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the

Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Canaccord Adams Inc. expressly for use therein; provided, further, that the aggregate liability of a Selling Stockholder pursuant to this subsection (a) shall not exceed the product of (i) the number of Shares sold by such Selling Stockholder, including any Optional Shares, and (ii) the public offering price of the Shares as set forth in the Pricing Prospectus and the Prospectus.
          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Preliminary Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Canaccord Adams Inc. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.
          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Pricing Prospectus and the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of an amount equal to the product of the number of Shares sold by the Selling Stockholder, including any Optional Shares, and the public offering price of the Shares set forth in the Pricing Prospectus and the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
          (e) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
     9. Termination.
          (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, Canaccord Adams Inc. may in its sole discretion arrange for it or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter, Canaccord Adams Inc. does not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to Canaccord Adams Inc. to purchase such Shares on such terms. In the event that, within the respective prescribed periods, Canaccord Adams Inc. notifies the Company and the Selling Stockholders that it has so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify Canaccord Adams Inc. that it has so arranged for the purchase of such Shares, Canaccord Adams Inc. or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in Canaccord Adams Inc.’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by Canaccord Adams Inc. and/or the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by Canaccord Adams Inc. and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of certain Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder and shall survive delivery of and payment for the Shares.
     11. Expenses of Termination. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Selling Stockholders shall then have no liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason this Agreement is terminated, or the transactions contemplated hereby shall not have been consummated due to any of the conditions set forth in Section 7 hereof not having been met, or the Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through Canaccord Adams Inc. for all out-of-pocket expenses approved in writing by Canaccord Adams Inc., including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall have no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof.
     12. Notice. In all dealings hereunder, Canaccord Adams Inc. shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by

Canaccord Adams Inc. on behalf of the Underwriters; and in all dealings with any Selling Stockholder hereunder, Canaccord Adams Inc. and the Underwriters shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Canaccord Adams Inc., 99 High Street, 11th Floor, Boston, Massachusetts 02110, Attention: Equity Capital Markets; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter’s Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by Canaccord Adams Inc. on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     13. Information Provided by the Underwriters. The Company, the Selling Stockholders and the Underwriters acknowledge that, for purposes of this Agreement, the statements set forth in paragraphs one and six under the heading “Underwriting” in the Pricing Prospectus and the Prospectus constitute the only information furnished in writing to the Company by any Underwriter through Canaccord Adams Inc. expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. In addition, the Company, the Selling Stockholders and the Underwriters acknowledge that, for purposes of this Agreement, no information has been furnished in writing to the Company by any Underwriter through Canaccord Adams Inc. expressly for use in any Issuer Free Writing Prospectus or Non-Prospectus Road Show.
     14. Miscellaneous.
          (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Selling Stockholders and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
          (b) Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
          (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
          (e) The Company, the Selling Stockholders and the Underwriters acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholders, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Stockholders have consulted their own legal advisors to the extent they deemed appropriate. The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholders, in connection with such transaction or the process leading thereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company, and the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in an Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signors thereof.
     Any person executing and delivering this Agreement as Attorney in Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney in Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney in Fact to take such action.

Very truly yours,

RELÌV INTERNATIONAL, INC.

By:	/s/ Steven D. Albright

Name: Steven D. Albright
Title: Vice President and Chief Financial Officer

ROBERT L. MONTGOMERY, as a Selling Stockholder

By:	/s/ Steven D. Albright

Steven D. Albright
Attorney-in-Fact

CARL W. HASTINGS, as a Selling Stockholder

By:	/s/ Steven D. Albright

Steven D. Albright
Attorney-in-Fact

STEPHEN M. MERRICK, as a Selling Stockholder

By:	/s/ Steven D. Albright

Steven D. Albright
Attorney-in-Fact

DONALD L. MCCAIN, as a Selling Stockholder

By:	/s/ Steven D. Albright

Steven D. Albright
Attorney-in-Fact

Accepted as of the date hereof at Boston, Massachusetts
CANACCORD ADAMS INC.,
AVONDALE PARTNERS, LLC
THE SEIDLER COMPANIES INCORPORATED

By:	/s/ Joseph W. Hammer

(Canaccord Adams Inc. on
behalf of each of the Underwriters)
	Name:	Joseph W. Hammer
	Title:	Managing Director

SCHEDULE I

		Number of
		Optional Shares
	Total Number	to be Purchased
	of Firm Shares	if Maximum
	to be Purchased	Option Exercised
Canaccord Adams Inc.	800,000	120,000
Avondale Partners, LLC	600,000	90,000
The Seidler Companies Incorporated	600,000	90,000
TOTAL	2,000,000	300,000

SCHEDULE II

		Number of
		Optional Shares
	Total Number	to be Sold
	of Firm Shares	if Maximum
	to be Sold	Option Exercised
The Company	1,200,000	-0-
The Selling Stockholders
Robert L. Montgomery (1)	400,000	-0-
Carl W. Hastings (1)	160,000	150,000
Stephen M. Merrick (1)	160,000	150,000
Donald L. McCain (1)	80,000	-0-

TOTAL	2,000,000	300,000

(1)	This Selling Stockholder is represented by Vanasco, Genelly & Miller and has appointed Robert L. Montgomery and Steven D. Albright, as the Attorneys-in-Fact for such Selling Stockholder.

SCHEDULE III(a)
None.

SCHEDULE III(b)
Underwriter Pricing Wire, dated April 5, 2006

ANNEX I
          Form of Opinion of Vanasco, Genelly & Miller, as Counsel to the Company
     1. The Company is a corporation duly incorporated, validly existing and in good standing with the Secretary of State of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. The Company is duly qualified to do business and is in good standing in each jurisdiction within the United States in which it owns or leases real property or maintains an office.
     2. The authorized capitalization of the Company as of December 31, 2005 is as set forth under the caption “Capitalization” in the Prospectus. All of the issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of any statutory preemptive right, any participation, subscription or similar right in the Company’s organizational documents or, to our knowledge, any other similar contractual right. The Shares have been duly authorized and, when issued and delivered in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the capital stock contained in the Prospectus.
     3. Each domestic subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. All of the issued and outstanding shares of capital stock of each such subsidiary (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) except as disclosed in the Prospectus, are owned of record and, to our knowledge, beneficially by the Company or another subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims and, to the best of our knowledge, have been issued in compliance with Federal and state securities laws. Each domestic subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction within the United States in which it owns or leases real property or maintains an office. As to the opinions in the second sentence of paragraph 2 above and this entire paragraph 3, we have relied upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and its subsidiaries. We believe that both you and we are justified in relying upon such opinions and certificates.
     4. The Company has the corporate power and authority to enter into the Underwriting Agreement and perform its obligations thereunder and the Underwriting Agreement has been duly authorized, executed and delivered by the Company.
     5. The issuance and sale by the Company of the Shares and the performance by the Company of its obligations under the Underwriting Agreement does not and will not (i) violate the certificate of incorporation or by-laws of the Company, (ii) breach or result in a default under any agreement, indenture or other instrument filed as an exhibit to the Registration Statement or any document incorporated by reference into the Registration Statement to which the Company is a party or by which it is bound, or to which any of its properties is subject, or (iii) violate any law, rule or administrative regulation or any order or decree known to us of any court or any governmental agency or body having jurisdiction over the Company or any of its properties,

Annex I-1

except that we express no opinion as to state securities or “Blue Sky” laws or as to compliance with the anti-fraud provisions of federal and state securities laws.
     6. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except the registration under the Act of the Shares.
     7. The Company is not, and after receipt of payment for the Shares will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     8. The Shares have been authorized for inclusion on the Nasdaq National Market System, subject to notice of issuance.
     9. To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     10. Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).
     11. The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respect with the applicable requirements of the Act.
     12. The statements under the captions “Underwriting” in the Prospectus, to the extent they constitute matters of law or legal conclusions, have been reviewed by us and are fair in all material respects of such matters and conclusions; and the statements set forth under the headings “Business-Intellectual Property,” “Business-Regulation” and “Description of Capital Stock” in the Prospectus, insofar as such statements purport to summarize legal matters, documents or proceedings, provide a fair summary of such legal matters, documents and proceedings;

Annex I-2

     13. The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.
     As counsel to the Company with respect to the preparation by the Company of the Registration Statement, the Pricing Prospectus and the Prospectus [and each Issuer Free Writing Prospectus], we have participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Registration Statement, the Pricing Prospectus and Prospectus [and each Issuer Free Writing Prospectus] were discussed. On the basis of information that we have gained in connection with the Company’s preparation of the Registration Statement, the Pricing Prospectus and Prospectus [and each Issuer Free Writing Prospectus] and our participation in the discussions referred to above, based on such information and participation, nothing came to our attention that caused us to believe that (i) the Registration Statement as of its effective date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus as of its date contained or as of such Time of Delivery contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Pricing Prospectus, as of its date, the Applicable Time and at such Time of Delivery, in each case together with the Issuer Free Writing Prospectuses and with the information relating to the public offering price of the Shares as set forth on the cover page of the Prospectus, includes or included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iv) it is necessary to amend the Registration Statement. We express no statement, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement, the Pricing Prospectus and the Prospectus [and any Issuer Free Writing Prospectus].
     The determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Pricing Prospectus and the Prospectus except for those made under the captions “Business-Intellectual Property,” “Business-Regulation,” “Description of Capital Stock” and “Underwriting,” which accurately summarize in all material respects the provisions of the laws and documents referred to therein.

Annex I-3

ANNEX II
Form of Opinion of Stephen M. Merrick, Senior Vice President and General Counsel
to the Company
     To my knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries; and, to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     As General Counsel to the Company in the course of the preparation by the Company of the Registration Statement, the Pricing Prospectus and the Prospectus [and each Issuer Free Writing Prospectus], I have participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Registration Statement, the Pricing Prospectus and Prospectus [and each Issuer Free Writing Prospectus] were discussed. On the basis of information that I have gained in the course of my representation of the Company in connection with its preparation of the Registration Statement, the Pricing Prospectus and Prospectus [and each Issuer Free Writing Prospectus] and my participation in the discussions referred to above, based on such information and participation, nothing came to my attention that caused me to believe that (i) the Registration Statement as of its effective date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus as of its date contained or as of such Time of Delivery contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Pricing Prospectus, as of its date, the Applicable Time and at such Time of Delivery, in each case together with the Issuer Free Writing Prospectuses and with the information relating to the public offering price of the Shares as set forth on the cover page of the Prospectus, includes or included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iv) it is necessary to amend the Registration Statement. I express no statement, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement, the Pricing Prospectus and the Prospectus [and any Issuer Free Writing Prospectus].
     The determinations involved in my review are such that I do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

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ANNEX III
Form of Opinion of Vanasco, Genelly & Miller, as Counsel to the Selling Stockholders
     1. A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;
     2. The Underwriting Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of the Underwriting Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Trust Agreement or Declaration of Trust of such Selling Stockholder if such Selling Stockholder is a trust, the Certificate of Formation or Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;
     3. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except registration of the Shares under the Act, or an exemption therefrom, and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;
     4. Immediately prior to such Time of Delivery, such Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and
     5. Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

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ANNEX IV
     Pursuant to Section 7(f) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:
               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;
               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, if applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters;
               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;
               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Report on Form 10-K for such fiscal years;
               (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest

Annex IV-1

available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
(A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;
(B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus or incorporated by reference to the Company’s Annual Report on Form 10-K for the most recent fiscal year;
(C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus or incorporated by reference to the Company’s Annual Report on Form 10-K for the most recent fiscal year;
(D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
(E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than

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issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the combined long-term debt of the Company and its subsidiaries, or any decreases in combined net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
(F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
               (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

Annex IV-3